                                                                    EXHIBIT 99.1

Contacts:
---------

Investor Relations: Ed Lockwood          Public Relations: Rebecca Baer
(408) 519-9345                           (408) 519-9225
Email: ir@tivo.com                       Email: Rebecca@tivo.com

 TiVo Reports Results for One-Month Transition Period Ending January 31, 2001

San Jose, Calif., March 15, 2001 -- TiVo, Inc. (Nasdaq: TIVO) today announced results for the month of January 2001, being reported as a separate transition period in accordance with the company's decision to change its fiscal year to a January 31st year end from a December 31st year end.

During the month of January 2001, TiVo activated approximately 18,000 new subscribers to the TiVo Service, bringing the total subscriber base to approximately 154,000 as of January 31, 2001.

Revenues for the one-month period ending January 31, 2001 increased 638% to $989,000, compared to revenue of $134,000 in the one-month period ending January 31, 2000. Net loss for the transition period was $19.0 million, or $(0.47) per share, compared to a net loss of $8.8 million, or $(0.25) per share, for the one-month period ended January 31, 2000.

Revenues for the twelve-month period ended January 31, 2001 were $4.7 million, compared to $357,000 for the twelve-month period ended January 31, 2000. Net loss for the twelve-month period ended January 31, 2001 was $216.6 million, or $(5.75) per share, compared to a net loss of $73.5 million, or $(4.97) per share for the twelve-month period ended January 31, 2000.

"Personal Television is enjoying unprecedented success as a new consumer electronics category, with over 200,000 total units sold in the first eighteen months of retail availability," commented Mike Ramsay, president and CEO of TiVo. "Today, TiVo is the only personal television service available to satellite, cable, and broadcast customers in North America and the UK. Over 4,500 retail outlets currently offer TiVo stand-alone recorders and DIRECTV receivers with TiVo manufactured by Sony, Philips, Thomson and Hughes Network Service. Our customers tell us they love their TiVo Service, enjoy watching television more, and have a greater appreciation of their cable or satellite service," continued Mr. Ramsay.

As previously announced, the Company has adopted SEC Rule 13a-10 and has changed its year-end from December 31st to January 31st, effective in January 2001. Accordingly, the Company will file an Annual Report on Form 10-K for the calendar year ended December 31, 2000 and will also file an Annual Report on Form 10-K for the one-month transition period ended January 31, 2001.

About TiVo

TiVo, Inc. [Nasdaq: TIVO] is the creator of the personal television service. Founded in 1997 with the mission to dramatically improve consumers' television viewing experiences, TiVo developed a technology that serves as a platform for delivering a variety of home entertainment services. TiVo'
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Personal TV Service(TM) simplifies the way we watch and enjoy television by digitally recording television shows, without videotape, so you can watch what you want, when you want to watch it. TiVo was the first to deliver on the promise of consumer choice and control over TV viewing, building a loyal and passionate subscriber base.

TiVo's leadership is grounded in its ability to forge critical partnerships, working together with the giants of the media, technology, consumer electronics, and television industries. Industry support of TiVo is reflected in its partner roster that includes AOL, BSkyB, DIRECTV, Philips, SONY, Thomson and the leading cable and network television companies. Today, the TiVo Service is available in the United States on the Philips Personal TV Recorder(TM) and the Sony Digital Network Recorder (TM) in nearly 3500 consumer electronics retail and online outlets and in the UK under the Thomson Scenium brand. TiVo is headquartered in San Jose, CA. with offices in Los Angeles and New York. Additional information can be found at www.tivo.com.
                ------------
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                                   TIVO INC
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)



                                                                      One Month Ended                     Twelve Months Ended
                                                         -------------------------------------- ------------------------------------
                                                           January 31, 2001   January 31, 2000   January 31, 2001   January 31, 2000
                                                         ------------------- ------------------ ------------------ -----------------
Revenue                                                          $     989          $     134         $    4,636          $     357

Costs and expenses:
    Cost of service                                                  1,710              1,204             19,099              5,120
    Research and development                                         2,507              1,694             25,092             10,906
    Sales and marketing                                              7,884              3,531            106,444             34,390
    Sales and marketing - related parties                            6,632              2,225             58,011             17,397
    General and administrative                                       1,326                614             15,057              7,359
    Stock based compensation                                           175                321              2,968              1,851
                                                         ------------------- ------------------ ------------------ -----------------
         Total costs and expenses                                   20,234              9,589            226,671             77,023
Other operating expenses, net                                            -                  -                  -                  -
                                                         ------------------- ------------------ ------------------ -----------------
         Total operating expenses                                   20,234              9,589            226,671             77,023
                                                         ------------------- ------------------ ------------------ -----------------
         Loss from operations                                      (19,245)            (9,455)          (222,035)           (76,666)
                                                         ------------------- ------------------ ------------------ -----------------
Other income and expenses, net                                         655                691              7,370              3,122
                                                         ------------------- ------------------ ------------------ -----------------
          Net loss                                               $ (18,590)         $  (8,764)        $ (214,665)         $ (73,544)
                                                         ------------------- ------------------ ------------------ -----------------
Series A preferred stockholder dividend                                423                                 1,937
                                                         ------------------- ------------------ ------------------ -----------------
          Net loss attributable to common stock                  $ (19,013)         $  (8,764)        $ (216,602)         $ (73,544)
                                                         =================== ================== ================== =================

Net loss per share - basic and diluted                           $   (0.47)         $   (0.25)        $    (5.75)         $   (4.97)
                                                         =================== ================== ================== =================
Shares used in per share computation                                40,850             35,274             37,640             14,797
                                                         =================== ================== ================== =================

Other Data
----------
Net Activations                                                     18,000              5,000            131,000             23,000
Cumulative subscribers                                             154,000             23,000            154,000             23,000
EBITDA ($'000)                                                   $ (17,335)         $  (8,826)        $ (204,486)         $ (61,199)


                                   TIVO INC
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)

                                                                                       Three Months Ended
                                                         -------------------------------------- ------------------------------------
                                                           January 31, 2001   October 31, 2000    July 31, 2000      April 30, 2000
                                                         ------------------- ------------------ ------------------ -----------------
Revenue                                                          $   2,166          $   1,102         $      869          $     499

Costs and expenses:
    Cost of service                                                  5,661              4,149              4,295              4,994
    Research and development                                         5,888              7,572              6,788              4,844
    Sales and marketing                                             46,905             34,638             16,422              8,479
    Sales and marketing - related parties                           21,093             24,283              9,293              3,342
    General and administrative                                       4,483              3,876              3,720              2,978
    Stock based compensation                                           562                624         $      808          $     974
                                                         ------------------- ------------------ ------------------ -----------------
         Total costs and expenses                                   84,592             75,142             41,326             25,611
Other operating expenses, net                                            -                  -                  -                  -
                                                         ------------------- ------------------ ------------------ -----------------
         Total operating expenses                                   84,592             75,142             41,326             25,611
                                                         ------------------- ------------------ ------------------ -----------------
         Loss from operations                                      (82,426)           (74,040)           (40,457)           (25,112)
                                                         ------------------- ------------------ ------------------ -----------------
Other income and expenses, net                                       2,219              2,010              1,476              1,665
                                                         ------------------- ------------------ ------------------ -----------------
          Net loss                                               $ (80,207)         $ (72,030)        $  (38,981)         $ (23,447)
                                                         ------------------- ------------------ ------------------ -----------------
Series A preferred stockholder dividend                              1,272                665
                                                         ------------------- ------------------ ------------------ -----------------
          Net loss attributable to common stock                  $ (81,479)         $ (72,695)        $  (38,981)         $ (23,447)
                                                         =================== ================== ================== =================

Net loss per share - basic and diluted                               (2.00)             (1.89)             (1.09)             (0.66)
                                                         =================== ================== ================== =================
Shares used in per share computation                                40,774             38,461             35,865             35,462
                                                         =================== ================== ================== =================

Other Data
----------
Net Activations                                                     70,000             31,000             15,000             15,000
Cumulative subscribers                                             154,000             84,000             53,000             38,000
EBITDA ($'000)                                                    $(76,653)          $(69,436)         $ (37,709)         $ (20,688)

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                                   TIVO INC
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)




                                                                              As of
                                                          -----------------------------------------------
                                                            January 31, 2001          December 31, 2000
                                                          --------------------      ---------------------
ASSETS
Cash, cash equivalents and short-term investment           $           124,474        $            106,096
Restricted cash                                                         50,104                      93,166
Accounts receivable, net                                                 1,772                       2,036
Accounts receivable - related parties                                    4,878                       4,255
Prepaid expenses and other                                               8,391                       9,093
Property and equipment, net                                             21,924                      21,672
                                                          --------------------       ---------------------
Total assets                                               $           211,543        $            236,318
                                                          ====================       =====================

LIABILITIES, REDEEMABLE COMMON AND
CONVERTIBLE PREFERRED STOCK &
STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities                   $            40,279        $             42,886
Accrued liabilities - related parties                                   54,716                      43,822
Deferred revenue                                                        18,322                      16,373
Capital lease obligations                                                1,334                       1,398
Redeemable common and convertible preferred stock                       46,555                      96,990
Total stockholders' equity                                              50,337                      34,849
                                                          --------------------       ---------------------

Liabilities, redeemable common and convertible
preferred stock & stockholders' equity                     $           211,543        $            236,318
                                                          ====================       =====================

This release may contain forward-looking statements regarding TiVo's business, customers or other factors that may affect future earnings or financial results. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those, expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance. These risks and uncertainties are more fully described in the TiVo Annual Report on Form 10-K for the period ended December 31, 1999 and Form 10-Q for the quarter ended September 30, 2000 filed with the Securities and Exchange Commission.

TiVo is a registered trademark of TiVo, Inc. in the United States and other jurisdictions. All other company or product names mentioned may be trademarks or registered trademarks of the respective companies with which they are associated.